UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2016, the Compensation, Benefits and Stock Option Committee (the “Compensation Committee”) of the Board of Directors of Noble Energy, Inc. (the “Company”) approved new and revised forms of agreement that will govern certain future grants under the Company’s 1992 Stock Option and Restricted Stock Plan (the “1992 Plan”). These include a new form of performance agreement and new restricted stock and cash award agreements.

2016 Performance Award Agreement

The new form of performance award agreement provides for restricted stock and cash that vests based upon the Company’s relative total shareholder return (versus a pre-determined compensation peer group) during a three-year performance period. Each performance award will have two components: (1) restricted shares of Company common stock that partially vest if the Company achieves 50% of target performance and vest fully if the Company performs at target; and (2) a cash award that begins vesting if the Company performs above target.

The restricted stock component will vest in full in the event that the Company achieves target performance, which is total shareholder return that meets or exceeds the 50th percentile within the compensation peer group for the three-year period. None of the performance-vesting shares of restricted stock will vest at the end of the performance period if the Company’s total shareholder return is less than the 25th percentile, and half of the performance-vesting shares of restricted stock will vest at the end of the performance period if the Company meets the 25th percentile. Dividends (to the extent declared) will be paid on restricted shares equal to the amount paid to other shareholders. However, these dividends will be retained by the Company and will only vest and be paid if and when the related restricted shares vest.

The cash component will vest only if the Company exceeds target performance by achieving a positive total shareholder return in excess of the 50th percentile relative to the compensation peer group. The value of the cash award that is subject to vesting will be based on a number of phantom units determined on the date of grant. Each phantom unit represents the economic equivalent of one share of Company common stock, subject to the cap described below. The number of phantom units that will vest will range from 0% to 100% based on the following schedule: 50th percentile or less - 0%, 75th percentile - 50%, 90th percentile or above - 100%. Upon vesting, the executive officer will be entitled to receive a lump sum cash payment equal to the value of the vested phantom units on the vesting date plus any accrued dividend equivalents relating to the vested phantom units; provided, however, that the value of the phantom units on the vesting date will be capped so that the amount payable will not exceed four times the value of those phantom units on the original date of grant.

For each of the restricted stock and cash components described above, if the percentile level of the Company’s total shareholder return falls between the applicable levels indicated above, the amounts that will vest will be determined on the basis of a straight-line interpolation between those levels.

The foregoing description of the new form of performance award agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

New Restricted Stock and Cash Award Agreements

In prior years, the Company’s executive officers received time-based restricted stock awards stock that vested 40% on the first anniversary and 60% on the second anniversary. The Compensation Committee considered and approved a new structure for these awards for executive officers (other than the principal executive officer) beginning in 2016, which will now include shares of restricted stock and cash awards that vest over a two-year period. The vesting levels for the restricted stock and cash awards have been adjusted so that, in tandem, they approximate the 40%/60% vesting of the previous restricted stock grants; consequently, new grants of restricted stock (to non-PEO executive officers) will vest 80% on the first anniversary and 20% on the second anniversary, and the new cash awards will vest 100% on the second anniversary.

The new time-vesting cash award agreement provides for a cash award that will vest in full on the second anniversary of the date of grant if satisfactory individual performance is achieved. The value of the time-vesting cash award will be based on a number of phantom units determined on the date of grant, and upon vesting, the executive officer will be entitled to receive a lump sum cash payment equal to the value of the vested phantom units on the vesting date plus any accrued dividend equivalents relating to the vested phantom units; provided, however, that the value of the phantom units on the vesting date will be capped so that the amount payable will not exceed four times the value of those phantom units on the original date of grant.

The foregoing descriptions of the new forms of restricted stock agreement and cash award agreement are qualified in their entirety by reference to the full text of these agreements, which are filed as Exhibits 10.2 and 10.4 hereto and incorporated herein by reference.

Double-Trigger Vesting Acceleration

The remaining forms of agreement filed as part of this report on Form 8-K were revised to include a double-trigger mechanism (which is also included in the agreements described above), so that accelerated vesting of restricted stock, stock options and cash awards will only occur upon termination without cause or for good reason in the event of change of control of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report on Form 8-K:

10.1	Form of Performance Award Agreement (3-year performance vested stock and cash) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.2	Form of Restricted Stock Agreement (two-year time vested for non-PEO executive officers) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.3	Form of Restricted Stock Agreement (two-year time vested for principal executive officer) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.4	Form of Cash Award Agreement (two year vested) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.5	Form of Non-Qualified Stock Option Agreement under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.6	Form of Restricted Stock Agreement under the 2015 Stock Plan for Non-Employee Directors of Noble Energy, Inc.

10.7	Form of Stock Option Agreement under the 2015 Stock Plan for Non-Employee Directors of Noble Energy, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

NOBLE ENERGY, INC.

Date: January 29, 2016	By:	/s/ Aaron G. Carlson
Aaron G. Carlson
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Performance Award Agreement (3-year performance vested stock and cash) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.2	Form of Restricted Stock Agreement (two-year time vested for non-PEO executive officers) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.3	Form of Restricted Stock Agreement (two-year time vested for principal executive officer) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.4	Form of Cash Award Agreement (two year vested) under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.5	Form of Non-Qualified Stock Option Agreement under the Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (effective February 1, 2016)

10.6	Form of Restricted Stock Agreement under the 2015 Stock Plan for Non-Employee Directors of Noble Energy, Inc.

10.7	Form of Stock Option Agreement under the 2015 Stock Plan for Non-Employee Directors of Noble Energy, Inc.